Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Loans, allowance for loan losses	$ 2,437	$ 2,400
Preferred stock, no par value	$ 0	$ 0
Preferred stock, authorized	2,000,000	2,000,000
Preferred stock, shares issued	0	0
Common stock, par value	$ 1	$ 1
Common stock, authorized	10,000,000	10,000,000
Common stock, issued	5,385,304	5,385,304
Stock held by deferred compensation plan, shares	235,923	230,446
Treasury stock, shares	5,744	7,850